Exhibit 99.1

IPSCO Inc.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(refiled under U.S. GAAP - unaudited)

(thousands of United States Dollars except for share, per share and ton data)

		For the Three Months Ended
		March 31	March 31
		2005	2004
	Plate and Coil Tons Produced (thousands)	817.5	791.4
	Finished Tons Shipped (thousands)	855.8	937.1

	Sales	$766,738	$503,867
	Cost of sales
	Manufacturing and raw material	479,349	401,600
	Depreciation of capital assets	19,802	19,862
		499,151	421,462
	Gross income	267,587	82,405
	Selling, research and administration	18,337	15,746
	Operating income	249,250	66,659
	Other expenses (income):
	Interest on long-term debt	10,728	15,317
	Net interest income	(2,783)	(698)
	Foreign exchange loss (gain)	(394)	166
	Other	(95)	482
	Income Before Income Taxes	241,794	51,392
	Income Tax Expense	87,026	20,402
	Net Income	$154,768	$30,990
	Cumulative translation adjustment	1,959	(19,505)
	Fair value of derivatives, net of tax	4,041	(90)
	Comprehensive Income	$160,768	$11,395
Earnings Per Common Share	- Basic	$3.11	$0.65
	- Diluted	$3.06	$0.56
	Denominator for Basic Earnings per Common Share (thousands)	49,796	47,863
	Denominator for Diluted Earnings per Common Share (thousands)	50,543	60,399

CONSOLIDATED STATEMENTS OF RETAINED EARNINGS (refiled under U.S. GAAP - unaudited)

(thousands of United States Dollars)

	For the Three Months Ended
	March 31	March 31
	2005	2004

Retained Earnings at Beginning of Period	$884,859	$439,453
Net Income	154,768	30,990
Common Share Repurchase	(13,370)	—
Dividends on Common Shares	(4,958)	(1,809)
Retained Earnings at End of Period	$1,021,299	$468,634

IPSCO Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS (refiled under U.S. GAAP - unaudited)

(thousands of United States Dollars)

	For the Three Months Ended
	March 31	March 31
	2005	2004
Operating Activities
Net income	$154,768	$30,990
Adjustments to reconcile net income to net cash flows from operating activities
Stock-based compensation	458	168
Depreciation of capital assets	19,802	19,862
Amortization of deferred charges	370	332
Deferred income taxes	39,589	11,795
Changes in operating assets and liabilities
Accounts receivable, less allowances	25,526	(48,163)
Inventories	6,416	(4,760)
Other	2,580	(189)
Accounts payable and accrued charges	(38,494)	25,982
Change in deferred pension liability	1,092	828
Income taxes payable	(60,850)	671
Net cash provided by operations	151,257	37,516
Investing Activities
Expenditures for capital assets	(13,358)	(8,322)
Proceeds from (issuance of) mortgage receivable, net	1,457	(5,851)
Investments	(170)	(209)
Net cash used for investing activities	(12,071)	(14,382)
Financing Activities
Common share dividends	(4,958)	(1,809)
Common shares issued pursuant to share option plan	10,929	553
Common share repurchase	(16,261)	—
Repayment of long-term debt	(4,589)	(4,589)
Net cash used for financing activities	(14,879)	(5,845)
Effect of exchange rate changes on cash and cash equivalents	2,441	4,505
Increase in Cash and Cash Equivalents	126,748	21,794
Cash and Cash Equivalents at Beginning of Period	354,774	131,359
Cash and Cash Equivalents at End of Period	$481,522	$153,153

IPSCO Inc.

CONSOLIDATED BALANCE SHEETS (refiled under U.S. GAAP - unaudited)

(thousands of United States Dollars)

	March 31	December 31
	2005	2004
Current Assets
Cash and cash equivalents	$481,522	$354,774
Accounts receivable, less allowances	318,664	339,821
Inventories	427,024	434,436
Deferred income taxes	43,000	45,212
Other	5,568	8,212
	1,275,778	1,182,455
Non-Current Assets
Capital assets	1,059,455	1,068,589
Other	39,952	40,421
	1,099,407	1,109,010
Total Assets	$2,375,185	$2,291,465

Current Liabilities
Accounts payable and accrued charges	$207,908	$247,281
Income and other taxes payable	29,006	90,656
Current portion of long-term debt	90,652	18,107
	327,566	356,044
Long-Term Liabilities
Long-term debt	435,994	513,651
Other	31,934	31,934
Deferred income taxes	142,885	103,979
	610,813	649,564
Shareholders’ Equity
Common shares	432,876	424,826
Contributed surplus	1,948	1,489
Retained earnings	1,021,299	884,859
Accumulated other comprehensive loss	(19,317)	(25,317)
	1,436,806	1,285,857
Total Liabilities and Shareholders’ Equity	$2,375,185	$2,291,465

IPSCO Inc.

NOTES TO CONSOLIDATED INTERIM FINANCIAL STATEMENTS (unaudited)

(thousands of United States Dollars)

1.               Effective with the fourth quarter of 2005, the Company prepares its financial statements in accordance with the generally accepted accounting principles (GAAP) of the United States. The 2005 first quarter consolidated financial statements and notes are refiled in U.S. GAAP in accordance with regulatory requirements. A reconciliation of the differences between GAAP in Canada and the United States as they apply to the Company is provided in note 8.

These unaudited consolidate financial statements should be read in the context of the consolidated financial statements and notes thereto filed with the Securities and Exchange Commission in the Company’s 2005 Annual Report on Form 10-K. In the opinion of the Company, the information furnished herein reflects all known accruals and adjustments necessary for a fair statement of the results for the periods reported herein. All such adjustments are of a normal recurring nature.

2.               Inventories

	March 31 2005	December 31 2004
Finished goods	$138,541	$133,250
Work-in-process	164,570	156,531
Raw materials	62,696	86,218
Supplies	61,217	58,437
	$427,024	$434,436

3.               Pension cost attributable to the Company’s pension plans is as follows:

	For the Three Months Ended
	March 31	March 31
	2005	2004
Defined benefit plans	$2,747	$2,446
Defined contribution plans	1,294	883
	$4,041	$3,329

4.               The restricted shares and performance units vest at the end of three years based on continued employment and achievement of certain Company performance objectives. Restricted shares are entitled to dividends declared on common shares during the vesting period and, upon vesting, performance units are entitled to an amount equal to dividends declared during the vesting period. The fair value of the grants is being amortized to compensation expense over the vesting period. Compensation expense of $458, and $168 has been recorded in the three month periods ended March 31, 2005 and March 31, 2004, respectively.

The following table summarizes information on share capital and related matters at March 31, 2005:

	Outstanding	Vested
Common shares	49,977,275
Common shares - year-to-date weighted average	49,796,251
Common share stock options	670,970	662,636
Restricted shares	171,504	—
Performance units	133,985	—

The Company issued 534,095 and 43,750 common shares in the quarters ended March 31, 2005 and 2004, respectively, as a result of option exercises.

In March 2005, the Company filed a normal course issuer bid which entitles the Company to acquire approximately 4.2 million of its common shares between March 16, 2005 and March 15, 2006. All purchases will be made on the open market at the market price at the time of the purchase. All shares purchased under the bid will be cancelled. During the quarter ended March 31, 2005, 294,000 common shares were purchased for $16.3 million.

5.               The Company is organized and managed as a single business segment, being steel products, and the Company is viewed as a single operating segment by the chief operating decision maker for the purposes of resource allocation and assessing performance.

Financial information on the Company’s geographic areas follows. Sales are allocated to the country in which the third party customer receives the product.

	For the Three Months Ended
	March 31	March 31
	2005	2004
Sales
Canada	$245,509	$215,080
United States	521,229	288,787
	$766,738	$503,867

	March 31	December 31
	2005	2004
Capital Assets
Canada	$213,437	$216,254
United States	846,018	852,335
	$1,059,455	$1,068,589

	For the Three Months Ended
	March 31	March 31
	2005	2004
Sales information by product group is as follows:
Steel mill products	$500,489	$282,171
Tubular products	266,249	221,696
	$766,738	$503,867

Tubular product sales volume in the first and second quarters can be negatively impacted by weather conditions in Western Canada.

6.               In April 2005, the Company repaid in full the $71.4 million balance outstanding of the 7.32% Series B Senior Notes due April 1, 2009, including prepayment of $57.1 million, and purchased for cancellation $15.0 million of the 8.75% unsecured notes due June 1, 2013, on the open market. The debt repayments resulted in a loss of approximately $6.5 million which will be recognized in April 2005.

7.               Certain prior period amounts have been reclassified to conform with the current presentation.

8.               Differences between United States and Canadian generally accepted accounting principles

Reconciliation of the line items of the consolidated statements of income and cash flows and the consolidated balance sheets from U.S. GAAP to Canadian GAAP follows. Information on the nature of these adjustments is provided in Note 21 to the Company’s 2005 consolidated financial statements.

CONSOLIDATED STATEMENTS OF INCOME

(thousands of United States Dollars except for share, per share and ton data)

		For the Three Months Ended March 31, 2005				For the Three Months Ended March 31, 2004
		U.S. GAAP	Ref	Amount	Canadian GAAP	U.S. GAAP	Ref	Amount	Canadian GAAP
	Plate and Coil Tons Produced (thousands)	817.5			817.5	791.4			791.4
	Finished Tons Shipped (thousands)	855.8			855.8	937.1			937.1

	Sales	$766,738	(a)	$(20,741)	$745,997	$503,867	(a)	$(20,959)	$482,908
	Cost of sales
	Manufacturing and raw material	479,349	(a)	(20,741)	461,941	401,600	(a)	(20,959)	384,267
			(b)	3,471			(b)	3,471
			(c)	(138)			(c)	155
	Depreciation of capital assets	19,802	(b)	(2,224)	19,251	19,862	(b)	(2,225)	18,521
			(c)	38			(d)	884
			(d)	1,635
		499,151		(17,959)	481,192	421,462		(18,674)	402,788
	Gross income	267,587		(2,782)	264,805	82,405		(2,285)	80,120
	Selling, general and administration	18,337			18,337	15,746			15,746
	Operating income	249,250		(2,782)	246,468	66,659		(2,285)	64,374
	Other expenses (income):
	Interest on long-term debt	10,728	(b)	(2,194)	8,534	15,317	(b)	(2,273)	13,044
	Net interest income	(2,783)	(c)	5	(2,778)	(698)			(698)
	Foreign exchange gain	(394)			(394)	166			166
	Other (income) expenses	(95)	(c)	95	—	482	(c)	(155)	—
							(h)	(327)
	Income before income taxes	241,794		(688)	241,106	51,392		470	51,862
	Income tax expense	87,026	(b)	341	86,778	20,402	(b)	313	20,533
			(d)	(589)			(d)	(269)
							(h)	87
	Net Income	$154,768		$(440)	$154,328	$30,990		$339	$31,329
Earnings Per Common Share	- Basic	$3.11			$3.10	$0.65			$0.65
	- Diluted	$3.06			$3.05	$0.56			$0.57
	Denominator for Basic Earnings per Common Share (thousands)	49,796			49,796	47,863			47,863
	Denominator for Diluted Earnings per Common Share (thousands)	50,543			50,543	60,399			60,399

(a)                      Freight invoiced to customers

(b)                     2000 sale-leaseback transaction

(c)                      Joint venture

(d)                     Amortization of difference in amounts capitalized

(e)                      Translation of convenience

(f)                        Capitalization of interest

(g)                     Capitalization of commissioning costs

(h)                     Derivatives

(i)                         Minimum pension liability

CONSOLIDATED STATEMENTS OF CASH FLOWS

(thousands of United States Dollars)

	For the Three Months Ended March 31, 2005				For the Three Months Ended March 31, 2004
	U.S. GAAP	Ref	Amount	Canadian GAAP	U.S. GAAP	Ref	Amount	Canadian GAAP
Operating Activities
Net income	$154,768		$(440)	$154,328	$30,990		$339	$31,329
Adjustments to reconcile net income to net cash flows from operating activities
Depreciation of capital assets	19,802		(551)	19,251	19,862		(1,341)	18,521
Amortization of deferred charges	370			370	332			332
Stock based compensation	458			458	168			168
Deferred income taxes	39,589	(b)	341	39,341	11,795	(b)	313	11,926
		(d)	(589)			(d)	(269)
						(h)	87
Changes in operating assets and liabilities
Accounts receivable	25,526	(c)	155	25,681	(48,163)	(c)	(72)	(48,235)
Inventories	6,416	(c)	32	6,448	(4,760)	(c)	(32)	(4,792)
Other current assets	2,580			2,580	(189)			(189)
Accounts payable and accrued charges	(38,494)	(b)	(3,312)	(41,999)	25,982	(b)	(3,391)	22,387
		(c)	(193)			(c)	123
						(h)	(327)
Change in deferred pension liability	1,092			1,092	828			828
Income and other taxes payable	(60,850)	(c)	155	(60,695)	671	(c)	12	683
Net cash provided by operations	151,257		(4,402)	146,855	37,516		(4,558)	32,958
Investing Activities
Expenditures for capital assets, net of litigation settlement	(13,358)	(c)	(48)	(13,406)	(8,322)	(c)	(295)	(8,617)
Proceeds from (issuance of) mortgage receivable, net	1,457			1,457	(5,851)			(5,851)
Investments	(170)	(c)	170	—	(209)	(c)	209	—
Net cash used for investing activities	(12,071)		122	(11,949)	(14,382)		(86)	(14,468)
Financing Activities
Common shares issued pursuant to share option plan	10,929			10,929	553			553
Common share dividends	(4,958)			(4,958)	(1,809)			(1,809)
Common share repurchase	(16,261)			(16,261)	—			—
Repayment of long-term debt	(4,589)	(b)	4,589	—	(4,589)	(b)	4,589	—
Net cash (used for) provided by financing activities	(14,879)		4,589	(10,290)	(5,845)		4,589	(1,256)
Effect of exchange rate changes on cash and cash equivalents	2,441			2,441	4,505			4,505
Increase (decrease) in Cash and Cash Equivalents	126,748		309	127,057	21,794		(55)	21,739
Cash and Cash Equivalents at Beginning of Period	354,774	(c)	303	355,077	131,359	(c)	208	131,567
Cash and Cash Equivalents at End of Period	$481,522		$612	$482,134	$153,153		$153	$153,306

CONSOLIDATED BALANCE SHEETS

(thousands of United States Dollars)

	March 31, 2005				December 31, 2004
	U.S. GAAP	Ref	Amount	Canadian GAAP	U.S. GAAP	Ref	Amount	Canadian GAAP
Current Assets
Cash and cash equivalents	$481,522	(c)	$612	$482,134	$354,774	(c)	$303	$355,077
Accounts receivable, less allowances	318,664	(c)	160	310,833	339,821	(c)	315	338,590
		(h)	(7,991)			(h)	(1,546)
Inventories	427,024	(c)	58	427,082	434,436	(c)	90	434,526
Deferred income taxes	43,000		—	43,000	45,212			45,212
Other	5,568		—	5,568	8,212			8,212
	1,275,778		(7,161)	1,268,617	1,182,455		(838)	1,181,617
Non-Current Assets
Capital assets	1,059,455	(b)	(119,475)	1,066,977	1,068,589	(b)	(121,699)	1,075,512
		(c)	2,485			(c)	2,475
		(d)	(1,623)			(d)	12
		(f)	13,902			(f)	13,902
		(g)	112,233			(g)	112,233
Other	39,952	(c)	(3,038)	36,914	40,421	(c)	(2,661)	37,760
	1,099,407		4,484	1,103,891	1,109,010		4,262	1,113,272
Total Assets	$2,375,185		$(2,677)	$2,372,508	$2,291,465		$3,424	$2,294,889

Current Liabilities
Accounts payable and accrued charges	$207,908	(b)	$(11,207)	$196,823	$247,281	(b)	$(7,895)	$239,908
		(c)	122			(c)	522
Income and other taxes payable	29,006	(c)	155	29,161	90,656			90,656
Current portion of long-term debt	90,652	(b)	(4,223)	86,429	18,107	(b)	(3,821)	14,286
	327,566		(15,153)	312,413	356,044		(11,194)	344,850
Long-Term Liabilities
Long-term debt	435,994	(b)	(115,607)	320,387	513,651	(b)	(120,598)	393,053
Other	31,934	(i)	(31,934)	—	31,934	(i)	(31,934)	—
Deferred income taxes	142,885	(b)	4,217	203,603	103,979	(b)	3,876	167,348
		(d)	(993)			(d)	(405)
		(f)	5,172			(f)	5,172
		(g)	41,751			(g)	41,751
		(h)	(2,874)			(h)	(470)
		(i)	13,445			(i)	13,445
	610,813		(86,823)	523,990	649,564		(89,163)	560,401
Shareholders’ Equity
Common shares	432,876	(e)	(40,733)	392,143	424,826	(e)	(40,733)	384,093
Contributed surplus	1,948		—	1,948	1,489		—	1,489
Retained earnings	1,021,299	(b)	7,349	1,059,530	884,859	(b)	6,743	923,530
		(d)	(630)			(d)	416
		(e)	(47,700)			(e)	(47,700)
		(f)	8,730			(f)	8,730
		(g)	70,482			(g)	70,482
Accumulated other comprehensive loss/	(19,317)	(e)	88,433	82,484	(25,317)	(e)	88,433	80,526
Cumulative translation adjustment		(h)	(5,117)			(h)	(1,076)
		(i)	18,485			(i)	18,486
	1,436,806		99,299	1,536,105	1,285,857		103,781	1,389,638
Total Liabilities and Shareholders’ Equity	$2,375,185		$(2,677)	$2,372,508	$2,291,465		$3,424	$2,294,889

The Company has reclassified amounts previously reported as long-term deferred tax assets to long-term deferred tax liabilities. The reclassification was for $17,016 at March 31, 2005 and for $54,034 at December 31, 2004.